UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 20, 2007

FRANKLIN TOWERS ENTERPRISES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

333-135199 (Commission File Number)	20-4069588 (IRS Employer Identification No.)

5 Ash Drive
Center Barnstead, NH 03225
(Address of Principal Executive Offices, Zip Code)

(702) 966-0436
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.

Subscription Agreements

As Franklin Towers Enterprises, Inc., a Nevada corporation (the “Company” or “we”) previously reported on the Current Report on Form 8-K dated September 12, 2007 and filed with the Securities and Exchange Commission on September 18, 2007 (the “September 18th 8-K”), we are offering for sale up to an aggregate of $5,000,000 Secured Convertible Notes (“the Offering”). On September 20, 2007, the Company entered into Subscription Agreements (the "Subscription Agreements") with 3 additional accredited investors ("Additional Purchasers"), for the purchase and sale of $750,000.00 of Secured Convertible Promissory Notes of the Company (the “Notes”). The Company received net proceeds from the issuance of the Notes of $675,000.00. Pursuant to the terms of the Subscription Agreements, we also issued to the Additional Purchasers 2,000,000 Class A warrants and 2,000,000 Class B warrants. The terms of the Notes and Warrants as well as the other terms of the financing are identical to those reported on the September 18th 8-K.

On September 24, 2007, the Company terminated the Offering, after it sold 3,250,000 of Secured Convertible Promissory Notes for the principal purchase price of $3,250,000, resulting in $2,947,500 of net offering proceeds.

Item 3.02 Unregistered Sales of Equity Securities

The information contained in Item 1.01 of this Current Report is incorporated by reference into this Item 3.02. The securities described in Item 1.01 above were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act and Rule 506 promulgated thereunder. The Subscription Agreements executed in connection therewith contain representations to support the Company's reasonable belief that each of the investors had access to information concerning its operations and financial condition, is acquiring the securities for its own account and not with a view to the distribution thereof, and is an "accredited investor" as such term is defined in Rule 501 (a) of Regulation D promulgated under the Securities Act. At the time of their issuance, the securities described in Item 1.01 above will be deemed to be restricted securities for purposes of the Securities Act and the certificates representing the securities shall bear legends to that effect.

As of the date of this Current Report, the Company has 30,250,000 shares of common stock issued and outstanding and 5,000,000 shares of Series A Convertible Preferred Stock which are convertible into 52,880,000 shares of common stock.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.            Description

Exhibit No.	Description

4.1	Form of Convertible Note *

4.2	Form of Common Stock Purchase Warrant*

10.1	Subscription Agreement, dated September 12, 2007, between Franklin Towers Enterprises, Inc. and the Additional Purchasers named on the signature page thereto.

10.2
Security Agreement dated September 12, 2007, by and between Purchasers, Barbara R. Mittman, as Collateral Agent for the Purchasers and Franklin Towers Enterprises, Inc. and Chongqinq Qiluo Textile Co., Ltd, as Debtors.*

10.3
Collateral Agent Agreement dated September 12, 2007, by and among the Purchasers, Barbara R. Mittman, as Collateral Agent for the Purchasers and Franklin Towers Enterprises, Inc. and Chongqinq Qiluo Textile Co., Ltd.*

10.4	Stock Pledge Agreement dated September 12, 2007, made by, Xinshengxiang Industrial Development Co., Ltd. and Dingliang Kuang, in favor of the Purchasers.*

10.5	Form of Lock Up Agreement*

* Previously filed with Current Report on Form 8-K filed by the Company on September 18, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN TOWERS ENTERPRISES, INC.

By:	/s/ Kelly Fan
Name:	Kelly Fan
Title:	President and Chief Executive Officer

Date: September 24, 2007